Commitment and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure	Commitments and Contingencies
Truist utilizes a variety of financial instruments to mitigate exposure to risks and meet the financing needs and provide investment opportunities for clients. These financial instruments include commitments to extend credit, letters of credit and financial guarantees, derivatives, and other investments. Truist also has commitments to fund certain affordable housing investments and contingent liabilities related to certain sold loans.

Tax Credit and Certain Equity Investments
The Company invests in certain affordable housing projects throughout its market area as a means of supporting local communities. Truist receives tax credits related to these investments, for which the Company typically acts as a limited partner and therefore does not exert control over the operating or financial policies of the partnerships. Truist typically provides financing during the construction and development of the properties; however, permanent financing is generally obtained from independent third parties upon completion of a project. Tax credits are subject to recapture by taxing authorities based on compliance features required to be met at the project level. Truist’s maximum potential exposure to losses relative to investments in VIEs is generally limited to the sum of the outstanding balance, future funding commitments and any related loans to the entity, exclusive of any potential tax recapture associated with the investments. Loans to these entities are underwritten in substantially the same manner as the Company’s other loans and are generally secured.

The Company invests as a limited partner in certain projects through the New Market Tax Credit program, which is a Federal financial program aimed to stimulate business and real estate investment in underserved communities via a Federal tax credit. Following the first quarter of 2023 adoption of the Investments in Tax Credit Structures accounting standard, these tax credits, referred to as “Other qualified tax credits” below, qualify for the proportional amortization method. The Company also applied the proportional amortization method to investments through the Production Tax Credits program. Refer to “Note 1. Basis of Presentation” for additional information.

The Company also invests in entities that promote renewable energy sources as a limited partner. The Company has determined that these renewable energy tax credit partnerships are VIEs. The Company has concluded that it is not the primary beneficiary of these VIEs because it does not have the power to direct the activities that most significantly impact the VIEs’ financial performance and therefore, it is not required to consolidate these VIEs. The Company’s maximum exposure to loss related to these investments is limited to its equity investments in these partnerships and any additional unfunded equity commitments.

Truist has investments in and future funding commitments related to private equity and certain other equity method investments. The risk exposure relating to such commitments is generally limited to the amount of investments and future funding commitments made.
The following table summarizes certain tax credit and certain equity investments:

(Dollars in millions)	Balance Sheet Location	Dec 31, 2023	Dec 31, 2022
Investments in affordable housing projects and other qualified tax credits:
Carrying amount	Other assets	$6,754	$5,869
Amount of future funding commitments included in carrying amount	Other liabilities	2,473	1,762
Lending exposure	Loans and leases for funded amounts	1,981	1,547
Renewable energy investments:
Carrying amount	Other assets	285	264
Amount of future funding commitments not included in carrying amount	NA	747	361
SBIC and certain other equity method investments:
Carrying amount	Other assets	758	596
Amount of future funding commitments not included in carrying amount	NA	589	532
The following table presents a summary of tax credits and amortization expense associated with the Company’s tax credit investment activity. Activity related to the Company’s renewable energy investments was immaterial.

		Year Ended December 31,
(Dollars in millions)	Income Statement Location	2023	2022	2021
Tax credits:
Investments in affordable housing projects, other qualified tax credits, and other community development investments	Provision for income taxes	$624	$583	$580
Amortization and other changes in carrying amount:
Investments in affordable housing projects and other qualified tax credits(1)	Provision for income taxes	$586	$487	$472
Other community development investments(1)	Other noninterest income	11	81	86
(1)In the first quarter of 2023, the Company adopted the Investments in Tax Credit Structures accounting standard. As a result, amortization related to these tax credits started being recognized in the Provision for income taxes as of the adoption of this standard. This activity was previously recognized in Other income. Refer to “Note 1. Basis of Presentation” for additional information.

Letters of Credit and Financial Guarantees

In the normal course of business, Truist utilizes certain financial instruments to meet the financing needs of clients and to mitigate exposure to risks. Such financial instruments include commitments to extend credit and certain contractual agreements, including standby letters of credit and financial guarantee arrangements.
Commitments to extend, originate, or purchase credit are primarily lines of credit to businesses and consumers and have specified rates and maturity dates. Many of these commitments also have adverse change clauses, which allow Truist to cancel the commitment due to deterioration in the borrowers’ creditworthiness. The fair values of commitments are estimated using the fees charged to enter into similar agreements, taking into account the remaining terms of the agreements and the present creditworthiness of the counterparties. The fair values of guarantees and letters of credit are estimated based on the counterparties’ creditworthiness and average default rates for loan products with similar risks. Consumer lending and revolving credit commitments have an immaterial fair value as Truist typically has the unconditional ability to cancel such commitments. Refer to “Note 19. Fair Value Disclosures” for additional disclosures on the RUFC.

Truist has sold certain mortgage-related loans that contain recourse provisions. These provisions generally require Truist to reimburse the investor for a share of any loss that is incurred after the disposal of the property. Truist also issues standard representations and warranties related to mortgage loan sales to GSEs. Refer to “Note 9. Loan Servicing” for additional disclosures related to these exposures.

Letters of credit and financial guarantees are unconditional commitments issued by Truist to guarantee the performance of a client to a third-party. These guarantees are primarily issued to support borrowing arrangements, including commercial paper issuance, bond financing and similar transactions. The credit risk involved in the issuance of these guarantees is essentially the same as that involved in extending loans to clients and, as such, the instruments are collateralized when necessary.
The following is a summary of selected notional amounts of off-balance sheet financial instruments:

(Dollars in millions)	Dec 31, 2023	Dec 31, 2022
Commitments to extend, originate, or purchase credit and other commitments	$207,285	$216,838
Residential mortgage loans sold with recourse	173	200
CRE mortgages serviced for others covered by recourse provisions	9,661	9,955
Other loans serviced for others covered by recourse and other provisions	1,032	723
Letters of credit	6,239	6,030
Derivatives

Truist enters into derivative contracts to manage various financial risks. A derivative is a financial instrument that derives its cash flows, and therefore its value, by reference to an underlying instrument, index, or referenced interest rate. Derivative contracts are carried at fair value on the Consolidated Balance Sheets with the fair value representing the net present value of expected future cash receipts or payments based on market interest rates. For additional information on derivative instruments, see “Note 20. Derivative Financial Instruments.”
Total Return Swaps

The Company facilitates matched book TRS transactions on behalf of clients, whereby a VIE purchases reference assets identified by a client and the Company enters into a TRS with the VIE, with a mirror-image TRS facing the client. The Company provides senior financing to the VIE in the form of demand notes to fund the purchase of the reference assets. Reference assets are typically fixed income instruments primarily composed of syndicated bank loans. The TRS contracts pass through interest and other cash flows on the reference assets to the third-party clients, along with exposing those clients to decreases in value on the assets and providing them with the rights to appreciation on the assets. The terms of the TRS contracts require the third parties to post initial margin collateral, as well as ongoing margin as the fair values of the underlying reference assets change. The following table provides a summary of the TRS transactions with VIE purchases. VIE assets include trading loans and bonds:

(Dollars in millions)	Dec 31, 2023	Dec 31, 2022
Total return swaps:
VIE assets	$1,641	$1,830
Trading loans and bonds	1,572	1,790
VIE liabilities	50	163

The Company concluded that the associated VIEs should be consolidated because the Company has (i) the power to direct the activities that most significantly impact the economic performance of the VIE and (ii) the obligation to absorb losses and the right to receive benefits, which could potentially be significant. The activities of the VIEs are restricted to buying and selling the reference assets, and the risks/benefits of any such assets owned by the VIEs are passed to the third-party clients via the TRS contracts. For additional information on TRS contracts and the related VIEs, see “Note 20. Derivative Financial Instruments.”
Other Commitments

Truist holds public funds in certain states that do not require 100% collateralization on public fund bank deposits. In these states, should the failure of another public fund depository institution result in a loss for the public entity, the resulting uncollateralized deposit shortfall would have to be absorbed on a pro-rata basis (based upon the public deposits held by each bank within the respective state) by the remaining financial institutions holding public funds in that state. Truist monitors deposit levels relative to the total public deposits held by all depository institutions within these states. The likelihood that the Company would have to perform under this guarantee is dependent on whether any financial institutions holding public funds default, as well as the adequacy of collateral coverage.

In the ordinary course of business, Truist indemnifies its officers and directors to the fullest extent permitted by law against liabilities arising from pending litigation. Truist also issues standard representations and warranties in underwriting agreements, merger and acquisition agreements, loan sales, brokerage activities and other similar arrangements. Counterparties in many of these indemnification arrangements provide similar indemnifications to Truist. Although these agreements often do not specify limitations, Truist does not believe that any payments related to these guarantees would materially change the financial position or results of operations of Truist.

As a member of the FHLB, Truist is required to maintain a minimum investment in capital stock. The board of directors of the FHLB can increase the minimum investment requirements in the event it has concluded that additional capital is required to allow it to meet its own regulatory capital requirements. Any increase in the minimum investment requirements outside of specified ranges requires the approval of the Federal Housing Finance Agency. Because the extent of any obligation to increase Truist’s investment in the FHLB depends entirely upon the occurrence of a future event, potential future investments in the FHLB stock are not determinable.

The Company utilizes the Fixed Income Clearing Corporation for trade comparisons, netting, and settlement of fixed income securities. As a Government Securities Division netting member, the Company has a commitment to the Fixed Income Clearing Corporation to meet its financial obligations as a central counterparty clearing house in the event the Fixed Income Clearing Corporation has insufficient liquidity resources through a potential committed liquidity resource repurchase transaction. Any commitment would be based on the Company’s share of its liquidity burden on the Fixed Income Clearing Corporation. Truist does not believe that any payments related to these guarantees would materially change the financial position or results of operations of Truist.
Pledged Assets

Certain assets were pledged to secure municipal deposits, securities sold under agreements to repurchase, certain derivative agreements, and borrowings or borrowing capacity, as well as to fund certain obligations related to nonqualified defined benefit and defined contribution retirement plans and for other purposes as required or permitted by law. Assets pledged to the FHLB and FRB are subject to applicable asset discounts when determining borrowing capacity. The Company has capacity for secured financing from both the FRB and FHLB and letters of credit from the FHLB. The Company’s letters of credit from the FHLB can be used to secure various client deposits, including public fund relationships. Excluding assets related to nonqualified benefit plans, the majority of the agreements governing the pledged assets do not permit the other party to sell or repledge the collateral. The following table provides the total carrying amount of pledged assets by asset type:

(Dollars in millions)	Dec 31, 2023	Dec 31, 2022
Pledged securities	$41,270	$38,012
Pledged loans:
FRB	73,898	71,234
FHLB	67,748	68,988
Unused borrowing capacity:
FRB	55,252	49,250
FHLB	24,712	20,770

Legal Proceedings and Other Matters

Truist and its subsidiaries are routinely named as defendants in or parties to numerous actual or threatened legal proceedings and other matters and are or may be subject to potential liability in connection with them. The legal proceedings and other matters may be formal or informal and include litigation and arbitration with one or more identified claimants, certified or purported class actions with yet-to-be-identified claimants, and regulatory or other governmental information-gathering requests, examinations, investigations, and enforcement proceedings. Claims may be based in law or equity—such as those arising under contracts or in tort and those involving banking, consumer-protection, securities, antitrust, tax, employment, and other laws—and some present novel legal theories, allegations of substantial or indeterminate damages, demands for injunctive or similar relief, and requests for fines, penalties, restitution, or alterations in Truist’s business practices. Our legal proceedings and other matters exist in varying stages of adjudication, arbitration, negotiation, or investigation and span our business lines and operations.

The course and outcome of legal proceedings and other matters are inherently unpredictable. This is especially so when a matter is still in its early stages, the damages sought are indeterminate or unsupported, significant facts are unclear or disputed, novel questions of law or other meaningful legal uncertainties exist, a request to certify a proceeding as a class action is outstanding or granted, multiple parties are named, or regulatory or other governmental entities are involved. As a result, we often are unable to determine how or when actual or threatened legal proceedings and other matters will be resolved and what losses may be incrementally and ultimately incurred. It is possible that the ultimate resolution of these matters, including those described below, if unfavorable, may be material to the consolidated financial position, consolidated results of operations, or consolidated cash flows of Truist, or cause significant reputational consequences.

Truist establishes accruals for legal proceedings and other matters when potential losses become probable and the amount of loss can be reasonably estimated. Accruals are evaluated each quarter and may be adjusted, upward or downward, based on our best judgment after consultation with counsel and others. No assurance exists that our accruals will not need to be adjusted in the future. Actual losses may be higher or lower than any amounts accrued, possibly to a significant degree.

The Company estimates reasonably possible losses, in excess of amounts accrued, of up to approximately $350 million as of December 31, 2023. This estimate does not represent Truist’s maximum loss exposure, and actual losses may vary significantly. Also, the outcome of a particular matter may be one that the Company did not take into account in its estimate because the Company judged the likelihood of that outcome to be remote. In addition, the matters underlying this estimate may change from time to time. Estimated losses, like accruals, are based upon currently available information and involve considerable uncertainties and judgment.

For certain matters, Truist may be unable to estimate the loss or range of loss, even if it believes that a loss is probable or reasonably possible, until developments in the matter provide additional information sufficient to support such an estimate. These matters are not accrued for and are not reflected in the estimate of reasonably possible losses.
The following is a description of certain legal proceedings and other matters in which Truist is involved:

Bickerstaff v. SunTrust Bank

This class action case was filed in the Fulton County State Court on July 12, 2010, and an amended complaint was filed on August 9, 2010. Plaintiff alleges that all overdraft fees charged to his account which related to debit card and ATM transactions are actually interest charges and therefore subject to the usury laws of Georgia. The amended complaint asserts claims for violations of civil and criminal usury laws, conversion, and money had and received, and seeks damages on a class-wide basis, including refunds of challenged overdraft fees and pre-judgment interest. On October 6, 2017, the trial court granted plaintiff’s motion for class certification and defined the class as “Every Georgia citizen who had or has one or more accounts with SunTrust Bank and who, from July 12, 2006, to October 6, 2017 (i) had at least one overdraft of $500.00 or less resulting from an ATM or debit card transaction (the “Transaction”); (ii) paid any Overdraft Fees as a result of the Transaction; and (iii) did not receive a refund of those Fees,” and the granting of a certified class was affirmed on appeal. On behalf of the certified class as currently defined, Plaintiff seeks a return of up to $452 million in paid overdraft fees from the 2006 to 2017 period above, plus prejudgment interest which, based on the amount of claimed fees, was estimated to be approximately $400 million as of December 31, 2023. On October 31, 2023, Truist filed motions to amend the class definition to narrow the scope of the class, to compel arbitration against certain class members, and for summary judgment, which were heard by the court on February 14, 2024, and are pending. A court-ordered mediation is scheduled for February 28, 2024, and trial is presently set to commence on April 29, 2024. The Company continues to believe that it has substantial defenses against the underlying claims.

Recordkeeping Matters

The SEC and CFTC have requested information from various subsidiaries of the Company that conduct broker-dealer, investment adviser, and swap dealer activities regarding compliance with applicable recordkeeping requirements for business-related electronic communications. The Company has cooperated with these requests and is in advanced discussions regarding resolutions of these matters with the agencies though there can be no assurance as to the outcome of these discussions. The SEC and CFTC have been conducting similar investigations of other financial institutions regarding business-related communications sent over unapproved electronic messaging channels and have entered into a number of resolutions with various institutions to date.

Investigation Regarding Trusts

In 2016 and 2018, the Civil Division of the U.S. DOJ issued subpoenas to a corporate predecessor of Truist Bank under the Financial Institutions Reform, Recovery, and Enforcement Act. These subpoenas requested documents and other information related to specified trusts for which Truist Bank serves as trustee. U.S. DOJ has recently requested additional information, and Truist Bank is continuing to cooperate in the investigation.

FDIC Special Assessment

In November 2023, the FDIC issued a final rule to implement a special assessment to recoup losses to the DIF associated with bank failures in the first half of 2023. The assessment is based on an insured depository institution’s estimated uninsured deposits reported as of December 31, 2022. The special assessment for Truist is $507 million, which was recognized in Q4 2023 and will be paid in eight quarterly installments beginning in 2024. The ultimate amount of expenses associated with the special assessment will also be impacted by the finalization of the losses incurred by the FDIC in the resolutions of Silicon Valley Bank and Signature Bank, which could result in additional expense.